701 U.S. 1, INC.

                         Standard Office Building Lease

         THIS LEASE AGREEMENT (sometimes hereinafter referred to as the "Lease") made and entered into this ___1st__ day of January, 1997 by and between 701 U.S. 1, INC., a Florida corporation, and GINN, SCHIRALLI, GARY PARTNERSHIP, a Florida General Partnership, (hereinafter called "LESSOR"), whose address for purposes hereof is 701 U.S. Highway One, North Palm Beach, Florida 33408 and FLORIDA ADMINISTRATORS, INC., a Florida corporation, hereinafter called "LESSEE"). LESSEE'S address, for purposes hereof until commencement of the terms of this Lease, being 701 U.S. One, Suite 200, North Palm Beach, FL 33408, and thereafter being that of the "Building" (hereinafter defined), or such address as may be specified in writing by LESSEE.

                              W I T N E S S E T H:

         1. LEASED PREMISES: Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, LESSOR does hereby lease, demise and let to LESSEE and LESSEE does hereby lease, demise and let from LESSOR those certain premises (hereinafter sometimes called the "Premises" or "Leased Premises") in the Building known as 701 U.S. 1 Office Building (herein sometimes called the "Building") located at U.S. Highway One and Lighthouse Drive, North Palm Beach, Florida, 33408 such Leased Premises being more particularly described as follows:

         Suites of the Building as reflected on Exhibit "A" attached hereto made a part hereof and identified by the signature or initials of LESSOR and LESSEE.

         2. TERM: This Lease shall be for a term of five (5) years, commencing on the 1st day of January 1, 1997, and ending on the 31th day of December, 2001, (hereinafter sometimes referred to as the "Lease Term" or "Term"), unless sooner terminated or extended as provided herein.

         3.  RENTAL:  LESSEE  agrees to pay LESSOR a Base  Annual  Rental of Two
Hundred Twenty Seven Thousand One Hundred Three and 24/100 ($227,103.24) Dollars, payable in advance, in twelve (12) equal monthly installments of Eighteen Thousand Nine Hundred Twenty Five and 27/100 ($18,925.27) Dollars, for each and every calendar month of the term of this Lease, subject to the Cost of Living adjustment as set forth in Paragraph 5(A) hereof, without any demand, notice, offset or deduction whatsoever, in lawful (legal tender for public or private debts) money of the United States of America, at the Office of LESSOR, or elsewhere as designated from time to time by LESSOR'S written notice, to LESSEE. Upon execution of this Lease by LESSOR and LESSEE, LESSEE agrees to pay the sum of Eighteen Thousand Nine Hundred Twenty Five and 27/100 ($18,925.27) Dollars, representing payment of Rental for the first full calendar month of this Lease. The balance of the total Rental is payable in monthly installments as specified hereinabove. The first of which shall be due and payable on the 1st day of February, 1997, and each succeeding monthly payment shall be due and payable on the first (1st) day of each month thereafter. Notwithstanding anything to the contrary contained herein, Lessee and Lessor agree that each annual CPI increase shall not be greater than six (6%) percent nor less than three (3%) percent in any one year.

         In addition to the Rental, LESSEE shall and hereby agrees to pay to LESSOR each month a sum equal to any sales tax, tax on Rentals, and any other charges, taxes and/or impositions, now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of Rental collected therefor. Nothing herein shall, however, be taken to require LESSEE to pay any part of any Federal and State Taxes on income imposed upon LESSOR.

         LESSEE shall be required to pay LESSOR interest on any Rental due that remains unpaid five (5) days after due date. Said interest will be computed at the rate of fifteen (15%) percent per annum.

         The Base Annual Rental is subject to a cost of living increase, as set forth in Paragraph 5(A) herein.

         4. SECURITY DEPOSIT: Lessor and Lessee agree that Lessor is holding $11,754.32 as a Security Deposit and that said Security Deposit will be placed in an interest bearing account and the beneficiary of said account shall be FBO Pinnacle Insurance Corporation.

         5. COST OF LIVING INCREASE: In view of the fluctuating power of the dollar, the Parties hereto desiring to adjust the Base Annual Rental provided for in Paragraph 3 to such purchasing power, agree that an adjustment shall be made in the base annual rental on the first (1st) anniversary date of this Lease and each anniversary date thereafter.

         The Parties hereto adopt as a standard for measuring such fluctuations the Consumer Price Index, for Urban Wage Earners and Clerical Workers, United States City Average, All Items (1967=100) or any successor thereto as promulgated by the Bureau of Labor Statistics of the United States Department of Labor, hereinafter referred to as the "Price Index." The Price Index for the month in which the lease commences shall be taken as the Basic Standard and that figure will, therefore, be the Basic Standard, as that term is hereinafter used. These adjustments shall be made in the rent by multiplying said rental by a fraction, the numerator of which shall be the new Price Index figure, and the denominator of which shall be the Basic Standard. The new Price Index to be used as the numerator of the fraction shall be the Price Index for the last month preceding the anniversary date for which the cost of living increase or decrease is being computed, i.e., the tenth (10th) month for the first (1st) anniversary adjustment. No such adjustment shall result in a decrease in the base annual rental below the original base annual rental payable by the LESSEE.

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         The  Consumer  Price  Index  is  the  United  States  Bureau  of  Labor
Statistics, Consumer Price Index, for Urban Wage Earners and Clerical Workers, United States City Average, All Items (1967=100) or any successor thereto published by the United States Department of Labor, Bureau of Labor Statistics; provided that should the said Consumer Price Index or manner of computing or reporting same be discontinued or changed, the Parties shall attempt to agree upon a substitute formula, and failing such agreement the matter shall be determined by arbitration in North palm Beach under the Rules of the American Arbitration Association then prevailing.

         In the event that the Price Index ceases to use the 1967 average of one hundred (100) as the basis of calculation, or if a substantial change is made in the terms of particular items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the Price Index in effect at the commencement of the full term of this Lease not been effected. In the event that such Price Index (or successor or substitute Price Index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

         After the base annual rental has been adjusted as set forth in this Paragraph 5(A), the adjusted base annual rental will be payable in advance in twelve (12) equal monthly installments during each year subsequent to the anniversary date adjustment.

         6. USE: The LESSEE will use and occupy the Leased Premises for the following use or purpose and for no other use or purpose OFFICE.

         7. IMPROVEMENTS: LESSEE will complete all interior improvements to the Leased Premises in accordance with plans and specifications approved by LESSEE, LESSOR and The Village of North Palm Beach. LESSEE will provide complete architectural plans for the Leased Premises to LESSOR which include electrical, air-conditioning, plumbing and interior wall design. The plans for LESSEE'S interior improvements shall be approved by LESSOR and The Village of North Palm Beach prior to the commencement of construction on LESSEE'S interior improvements. Any improvements made by LESSEE shall be performed by a Florida State Certified General Contractor, previously approved in writing by LESSOR and a complete list of all sub-contractors shall be previously approved in writing by LESSOR. LESSEE agrees that for the installation of air-conditioning, electrical and plumbing work, that LESSEE shall use the sub-contractors of record that installed the central air-conditioning, electrical and plumbing systems in the Building in order to maintain the integrity and warranties of the systems.

         Improvements are to be provided as follows:

                  (A) AIR CONDITIONING: LESSEE is to provide, in accordance with approved plans, all duct work, heat pump strips, compressors/air handling units, refrigerant liner and required connections to LESSOR'S cool water system. LESSOR will provide the following: central cooling tower, circulating water pumps and certain water pipes. LESSEE shall provide all incidental appurtenances such as, but not limited to, heat strips and thermostats, required to air condition LESSEE'S premises. The LESSEE shall enter into a contract with a licensed air conditioning company, approved by LESSOR, whereby the air conditioning compressors are maintained no less than monthly.

                  (B) ELECTRICAL: LESSOR is to provide installation of electrical systems from the main electrical distribution point to tenants meter center modules for the Leased Premises. LESSEE is to provide all electrical systems from the meter hub to the Leased Premises as required by The Village of North Palm Beach Building Code.

                  (C) INTERIOR AND EXTERIOR WALLS OF LEASED PREMISES: LESSEE is to bear the cost of construction of all interior walls, the pro rata share of party walls and exterior hallway walls required for LESSEE'S premises.

                  (D) All improvements made to the Leased Premises shall be the property of the LESSOR during the Term of this Lease and shall remain the property of the LESSOR upon termination of this Lease.

                  (E) Notwithstanding anything contained in this paragraph to the contrary, Lessor agrees that no reasonable authorization will be withheld by Lessor.

         8. CONDITION OF PREMISES: Taking possession of the Leased Premises by LESSEE shall be conclusive evidence as against LESSEE that the Leased Premises were in good and satisfactory condition when possession was so taken. This Lease does not grant any right to light or air over or about the Leased Premises or Building.

         9. QUIET POSSESSION: Upon payment by LESSEE of the rents herein provided, and upon the observance and performance of all terms, provisions, covenants and conditions on LESSEE'S part to be observed and performed, LESSEE shall, subject to all of the provisions, covenants and conditions of this Lease Agreement, peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised.

         10. SERVICES: LESSOR will furnish the following services to LESSEE:

         (A) Automatically operated elevator service, public stairs, electrical current for common lighting and water at those points of supply provided for general use of its LESSEES at all times and on all days throughout the year.

         (B) Heat and air conditioning of common areas on Monday through Friday from 8:00 a.m. to 6:00 p.m., excluding legal holidays.

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         (C)  Exterior   building   maintenance,   landscaping,   central  trash
receptacles and maintenance of common areas including the elevators, public stairs, restrooms and public drinking facilities.

         (D) No electric current shall be used except that furnished or approved by the LESSOR, nor shall electric cable or wire be brought into the Leased Premises, except upon the written consent and approval of the LESSOR. LESSEE shall use only office machines and equipment that operate on the Building's standard electric circuits (but which in no event shall overload the Building's standard electric circuits from which the LESSEE obtains electric current or which will, in the opinion of LESSOR, interfere with the reasonable use of the Building by LESSOR or other tenants or which shall create a hazard within the Leased Premises) LESSEE shall comply with all Governmental mandates regarding temperature control.

         LESSEE shall, at LESSEE'S sole expense, pay for all electrical service to the Leased Premises from and after the commencement of the terms hereof. (LESSEE'S electrical system shall be approved as part of the approval of LESSEE'S construction plans and shall be constructed in accordance with said approved plans.)

         LESSOR'S services as stated herein shall be provided as long as the LESSEE is not in default under any of the terms, provisions, covenants and conditions of this Lease, subject to interruption caused by repairs, renewals, improvements, changes of services, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of LESSOR and upon such happening, no claim for damages or abatement of rent for failure to furnish any such service shall be made by the LESSEE or allowed by the LESSOR.

         11. CHARGES FOR SERVICES: It is understood and agreed upon between the Parties hereto that any charges against LESSEE by LESSOR for services or for work done on the Leased Premises by order of LESSEE, or otherwise accruing under this Lease, shall be considered as rent due and shall be included in any lien for rent.

         12. NON-PAYMENT: LESSEE agrees that LESSEE will promptly pay said rent at the times and place stated above; that LESSEE will pay charges for work performed on order of LESSEE, and will pay any other charges that accrue under this Lease; that, if any part of the rent or above-mentioned charges shall remain due and unpaid for fifteen (15) days next after the same shall become due and payable, LESSOR shall have the option of declaring the balance of the entire rent for the entire term of this Lease to be immediately due and payable, and LESSOR may then proceed to collect all of the unpaid rent called for by this Lease by distress or otherwise. Notwithstanding anything contained in this paragraph to the contrary, Lessor shall not be entitled to accelerate the remaining lease payments unless and until Lessor shall gave notified Lessee in writing of any delinquent payment and Lessee shall not have brought such payments current within ten (10) days of the written notice.

         13. ALTERATIONS AND REPAIRS: LESSEE will, at LESSEE'S own expense, keep the Leased Premises in good repair and tenantable condition during the Lease Term and will replace at its own expense any and all broken glass caused by LESSEE in and about said Leased Premises.

LESSEE will make no alteration, additions or improvements in or to the Leased Premises without the written consent of LESSOR, which shall not be unreasonably withheld, and all additions, fixtures, carpet or improvements, except only office furniture and fixtures which shall be readily removable without injury to the Leased Premises, shall be and remain a part of the Leased Premises at the expiration of this Lease.

         It is further agreed that this Lease is made by the LESSOR and accepted by the LESSEE with the distinct understanding and agreement that the LESSOR shall have the right and privilege to make and build additions to the Building of which the Leased Premises are a part, and make such alterations and repairs to said Building as it may deem wise and advisable without any liability to the LESSEE therefor. Lessor has the right to make such repairs provided said repairs do not interfere with the Lessee's use and enjoyment of the premises.

         14. LIENS: LESSEE further agrees that LESSEE will pay all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify LESSOR against all expenses, costs and charges, including bond premiums for release of liens and attorney's fees reasonably incurred in and about the defense of any suit in discharging the said Premises or any part thereof from any liens, judgments or encumbrances caused or suffered by LESSEE. In the event any such lien shall be made or filed, LESSEE shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the Parties hereto that the expenses, costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent. Lessee's obligation herein are limited to liens and lienors claiming through contracts with Lessee or Lessee's authorized agents or contracts.

         The LESSEE herein shall not have any authority to create any liens for labor or materials on the LESSOR'S interest in the Leased Premises and all persons contracting with the LESSEE for the destruction or removal of any facilities or other improvements or for the erection, installation, alternation or repair of any facilities or other improvements on or about the Leased Premises, and all materialmen, contractors, mechanics and laborers, are hereby charged with notice that they must look only to the LESSEE'S interests in the Leased Premises to secure the payment of any bill for work done or material furnished at the request of the LESSEE.

         15. PARKING: All parking spaces shall be shared in common with all other tenants in the Building on a first come basis except that LESSOR retains exclusive control and management of the parking lot and LESSOR retains the right to at
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any time exercise any of the powers and  privileges  granted LESSOR in Paragraph
33 hereof. Lessee acknowledges that the Village of North Palm Beach Code presently does not permit the erection of any additional covered, canopy parking; however, Lessor and Lessees hereby agree that should Lessee be able to obtain a permit from the Village of North Palm Beach for the additional five (5) covered spaces on the west side of the building, Lessee may do so provided Lessee pays for the construction of said canopy. Lessor agrees to make available the five (5) spaces to Lessee in the event said permit can be obtained.

         16. ESTOPPEL CERTIFICATE: LESSEE agrees that from time to time, upon not less than ten (10) days prior request by LESSOR, LESSEE will deliver to LESSOR a statement in writing certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications that the Lease, as modified, is in full force and effect and stating the modifications); (b) the dates to which the rent and other charges have been paid; and (c) that LESSOR is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail.

         17. LESSOR'S MORTGAGEE: If the Building and/or Leased Premises are at any time subject to a mortgage and/or mortgage and deed of trust, and LESSEE has received written notice from Mortgagee of same, then in any instance in which LESSEE gives notice to LESSOR alleging default by LESSOR hereunder, LESSEE will also simultaneously give a copy of such notice to LESSOR'S Mortgagee and LESSOR'S Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to LESSOR hereunder, plus an additional period of thirty (30) days, and LESSEE will accept such curative or remedial action (if any) taken by LESSOR'S Mortgagee with the same effect as if such action had been taken by LESSOR.

         This Lease shall, at LESSOR'S option, which option may be exercised at any time during the Lease Term, be subject and subordinate to any first mortgage or first priority deed of trust now or hereafter covering the Leased Premises. To this end, LESSEE hereby agrees to execute any instrument or instruments which LESSOR may deem necessary or desirable to effect the subordination of this Lease to any and all such mortgages and/or deeds of trust. LESSEE hereby appoints LESSOR and/or LESSOR'S successor(s) in interest as LESSEE'S attorney-in-fact to execute any and all documents necessary to effectuate all the provisions of this Paragraph.

         Lessor will use its best efforts to cause Lessor's Mortgage to enter into a Non-Disturbance Agreement with Pinnacle wherein the Mortgage agrees not to oust Lessee from possession of the property even in the event of a foreclosure so long as Lessee is current in its lease and so long as Lessee attorns to the Mortgagee or purchaser of the property at a foreclosure sale.

         18. ASSIGNMENT BY LESSOR: If the interests of LESSOR under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any first mortgage on the Leased Premises, LESSEE shall be bound to such transferee (therein sometimes called the "Purchaser") for the balance of the term hereof remaining and any extensions or renewals thereof which may be effected in accordance with the terms and provisions hereof, with the same force and effect as if the Purchaser were the LESSOR under this Lease, and LESSEE does hereby agree to attorn to the Purchaser, including the Mortgagee under any such mortgage if it be the Purchaser, as its LESSOR, said attornment to be effecting and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the LESSOR under this Lease. The respective rights and obligations of LESSEE and the Purchaser upon such attornment to the extent of the then remaining balance of the term of this Lease and any such extensions and renewals, shall be the same as those set forth herein. In the event of such transfer of LESSOR'S interests, LESSOR shall be released and relieved from all liability and responsibility thereafter accruing to LESSEE under this Lease or otherwise and LESSOR'S successor by acceptance of rent from LESSEE hereunder shall become liable and responsible to LESSEE in respect to all obligations of the LESSOR under this Lease.

         19. ASSIGNMENT BY LESSEE: Without the written consent of LESSOR first obtained in each case, LESSEE shall not assign, sublease, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease for the Term hereof, or underlet the Leased Premises or any part thereof or permit the Leased Premises to be occupied by other persons. If this Lease is assigned or sublet, or if the Leased Premises or any part hereof are underlet or occupied by anybody other than the LESSEE, the LESSOR may, after default by the LESSEE, collect or accept rent from the assignee, undertenant, or occupant and apply the net amount collected or accepted to the rent herein reserved, but no such collection or acceptance shall be deemed a waiver of this covenant or the acceptance of the assignee, undertenant or occupant as LESSEE, nor shall it be construed as or implied to be, a release of the LESSEE from the further observance and performance by the LESSEE of the terms, provisions, covenants and conditions herein contained. Lessee shall be able to assign freely, without consent of Lessor, to any parent, subsidiary or affiliated corporation, provided said affiliated corporation is engaged in the same or similar business as Lessee and so long as Lessee remains primarily liable for the rental payments. Lessor agrees to not unreasonably withhold consent to an assignment by Lessee to a non-affiliated corporation.

         20. SUCCESSORS AND ASSIGNS: All terms, provisions, covenants and conditions to be observed and performed by LESSEE shall be applicable to and binding upon LESSEE'S respective heirs, administrators, executors, successors and assigns, subject, however, to the restrictions as to assignment or subletting by LESSEE as provided herein. All expressed covenants of this Lease shall be deemed to be covenants with the land.

         21. INSURANCE: If the LESSOR'S insurance premiums exceed the standard premium rates because the nature of LESSEE'S operation results in extra-hazardous exposure, then LESSEE shall, upon receipt of appropriate invoices from LESSOR, reimburse LESSOR for such increase in premiums. It is understood and agreed between the Parties hereto that any such increase in premiums shall be considered as rent due and shall be included in any lien for rent. LESSEE shall maintain current Owner's, Landlord and Tenant Liability insurance coverage with the LESSOR a named insured in amounts of not less

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than  $300,000.00  bodily injury and $50,000.00  property  damage,  with current
Certificate of Insurance to be furnished to the LESSOR.

         22. INDEMNIFY LESSOR: In consideration of said Premises being leased to LESSEE for the above rental, LESSEE agrees: that LESSEE, at all times, will indemnify and keep harmless LESSOR from all losses, damages, liabilities and expenses, which may arise or be claimed against LESSOR and be in favor of any persons, firms or corporations, for any injuries or damages to the person or property of any persons, firms or corporations, consequent upon or arising from the use or occupancy of said Premises by LESSEE, or consequent upon or arising from any acts, omissions, neglect or fault of LESSEE, his agents, servants, employees, licensees, visitors, customers, patrons or invitees over which Lessee has control, or consequent upon or arising from LESSEE'S failure to comply with any laws, statutes, ordinances, codes or regulations as herein provided; that LESSOR shall not be liable to LESSEE for any damages, losses or injuries to the persons or property of LESSEE which may be caused by the acts, neglect, omissions or faults of any persons, firms or corporations, except when such injury, loss or damage results from negligence of LESSOR, his agents or employees, and that LESSEE will indemnify and keep harmless LESSOR from all damages, liabilities, losses, injuries or expenses which may arise or be claimed against LESSOR and be in favor of any persons, firms or corporations, for any injuries or damages to the person or property of any persons, firms or corporations, where said injuries or damages arose about or upon said Premises, as a result of the negligence of LESSEE, his agents, employees, servants, licensees, visitors, customers, patrons and invitees. Notwithstanding any provisions herein to the contrary, all personal property placed or moved into the Leased Premises or Building shall be at the risk of LESSEE or the owners thereof, and LESSOR shall not be liable to LESSEE for any damages to said personal property. LESSEE shall maintain at all times during the term of this Lease an insurance policy or policies in an amount or amounts sufficient to indemnify LESSOR to pay LESSOR'S damages, if any, resulting from any matter set forth hereinbefore in this Paragraph 22.

         In case LESSOR shall be made a party to any litigation commenced by or against LESSEE, then LESSEE shall protect and hold LESSOR harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by LESSOR in connection with such litigation. LESSEE agrees that should LESSEE obtain a judgment against LESSOR that LESSEE will look only to LESSOR'S interest in the Building in order to attempt to satisfy said judgment and will not pursue any act against any other assets of LESSOR other than said Building.

         23. ATTORNEY'S FEES: If the LESSEE defaults in the performance of any of the terms, provisions, covenants and conditions of this Lease and by reason thereof the LESSOR employs the services of an attorney to enforce performance of same by the LESSEE or to perform any service based upon said default, the LESSEE does agree to pay reasonable attorney's fees and all expenses, costs and charges incurred by the LESSOR pertaining thereto and in enforcement of any remedy available to the LESSOR.

         In the event of the institution of litigation to enforce the provisions of this Lease, to evict LESSEE, or to collect moneys due from the LESSEE, the prevailing party shall be entitled to costs, interest from the date of default in the event of a money judgment, and reasonable attorney's fees.

         24. GOVERNMENTAL REGULATIONS: LESSEE shall faithfully observe in the use of the Leased Premises all municipal and county ordinances and codes and state and federal statutes now in force or which may hereafter be in force.

         25. FEE OR CASUALTY: In the event the Building shall be destroyed, or so damaged, or injured by fire or other casualty during the term of this Lease whereby the same shall be rendered untenantable, then LESSOR shall have the right to render such Building tenantable by repairs within one hundred twenty
(120) days therefrom. If said Premises are not rendered tenantable within said time, it shall be optional with either Party hereto to cancel this Lease, and in the event of such cancellation, the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During any time that the Leased Premises are untenantable due to causes set forth in this Paragraph, the rent or a just and fair proportion thereof shall be abated.

         LESSOR shall not restore fixtures and improvements installed by LESSEE either at the commencement of the Lease or during the leasehold term.

         In the event LESSOR renders the Building tenantable as provided herein, LESSEE shall be required to restore the Leased Premises to tenantable condition within ninety (90) days of the date upon which a Certificate of Occupancy is issued by The Village of North Palm Beach on the Building.

         26. EMINENT DOMAIN: If there shall be taken during the term of this Lease any part of the Leased Premises or Building, other than a part not interfering with maintenance, operation or use of the Leased Premises, LESSOR may elect to terminate this Lease or to continue same in effect. If LESSOR elects to continue the Lease, the rental shall be reduced in proportion to the area of the Leased Premises so taken and LESSOR shall repair any damage to the Leased Premises or Building resulting from such taking.

         If any pan of the Leased Premises is taken by condemnation or Eminent Domain, the LESSEE may elect to terminate this Lease or continue same in effect and if the LESSEE elects to continue this Lease, the rental shall be reduced in proportion to the area of the Leased Premises so taken and LESSOR shall repair any damage to the Leased Premises resulting from such taking. If all of the Leased Premises are taken by condemnation or Eminent Domain, this Lease shall terminate on the date of taking. All sums awarded or agreed upon between LESSOR and the condemning authority for the taking of the interest of LESSOR and/or LESSEE, whether as damages or as compensation, and whether for partial or total condemnation, will be the property of LESSOR. If this Lease should be terminated under any provisions of this Paragraph, rental shall be payable

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up to the date that possession is taken by the taking authority, and LESSOR will refund to LESSEE any prepaid unaccrued rent less any sum or amount then owing by LESSEE to LESSOR. In the event of a condemnation or taking of the premises, the Lessee retains its own separate cause of action for damages to its leasehold interest against the condemning authority.

         27. ABANDONMENT: If, during the term of this Lease, LESSEE shall abandon, vacate or remove from the Leased Premises the major portion of the good, wares, equipment or furnishing usually kept on said Leased Premises, or shall cease doing business in said Leased Premises, or shall suffer the rent to be in arrears, LESSOR may, at its option, cancel this Lease in the manner stated in Paragraph 28 hereof, or LESSOR may enter said Leased Premises as the agent of LESSEE by reasonable force or otherwise, without being liable in any way therefor, and relet the Leased Premises with or without any furniture that may be therein as the agent of LESSEE, at such price and upon such terms and for duration of time as LESSOR may determine and receive the rent thereof, applying the same to the payment of the rent due by LESSEE, and if the full rental herein provided shall not be realized by LESSOR over and above the expenses to LESSOR of such reletting, LESSEE shall pay any deficiency. Notwithstanding anything contained in this paragraph to the contrary, so long as the monthly rental is paid by Lessee, Lessee shall not be deemed to be in default of this Lease even if the premises are vacant.

         28. BANKRUPTCY: It is agreed between the Parties hereto that: if LESSEE shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal reorganization or composition proceeding or make a general assignment or take the benefit of any insolvency law; or, if LESSEE'S leasehold interest under this Lease shall be sold under any execution or process of law; or if a trustee in bankruptcy or a receiver be appointed or elected or had for LESSEE (whether under Federal or State Laws); or if said Premises shall be abandoned or deserted; or if LESSEE shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on LESSEE'S part to be performed; or if this Lease or the Term thereof be transferred or pass to or dissolve upon any persons, firms, officers or corporations other than LESSEE by death of the LESSEE, operation of law or otherwise; then and in any such events this Lease and the Term of this Lease, at LESSOR'S option, shall expire and end five (5) days after LESSOR has given LESSEE written notice (in the manner hereinabove provided) of such act, condition or default and LESSEE hereby agrees immediately then to quit and surrender said Leased Premises to LESSOR; but this shall not impair or affect LESSOR'S right to maintain summary proceeding for the recovery of the possession of the Leased Premises in all cases provided for by law. If the Term of this Lease shall be so terminated, LESSOR may immediately, or at any time thereafter, re-enter or repossess the Leased Premises and remove all persons and property therefrom without being liable for trespass or damages.

         29. WAIVER: Failure of LESSOR to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but LESSOR shall have the tight to declare any such default at any time and take such action as might be lawful or authorized hereunder, in law and/or in equity. No waiver by LESSOR of a default by LESSEE shall be implied, and no express waiver by LESSOR shall affect any default other than the default specified in such waiver and that only for the time and extension therein stated.

         No waiver of any term, provision, condition or covenant of this Lease by LESSOR shall be deemed to imply or constitute a further waiver by LESSOR of any other term, provision, condition or covenant of this Lease. The rights and remedies created by this Lease are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

         30. RIGHT OF ENTRY: LESSOR, or any of his agents, shall have the right to enter the Leased Premises during all reasonable hours, to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort or preservation thereof, or of said Building, or to exhibit said Leased Premises at any time within one hundred eighty (180) days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions which do not conform to this Lease.

         31. NOTICES: Any notice given LESSOR as provided for in this Lease shall be sent to LESSOR by registered mail addressed to LESSOR at LESSOR'S Management Office. Any notice to be given LESSEE under the terms of this Lease shall be in writing and shall be sent by registered mail to the office of LESSEE in the Leased Premises. Either Party, from time to time, by such notice, may specify another address to which subsequent notice shall be sent.

         32. RULES AND REGULATIONS: LESSEE agrees to comply with all reasonable rules and regulations LESSOR may adopt from time to time for operation of the Building and parking facilities and protection and welfare of Building and parking facilities, its tenants, visitors and occupants. The present rules and regulations, which LESSEE hereby agrees to comply with, entitled "Rule and Regulations" are attached hereto and are by this reference incorporated herein. Any future rules and regulations shall become a part of this Lease and LESSEE hereby agrees to comply with the same upon delivery of a copy thereof to LESSEE, providing the same are reasonable and do not deprive LESSEE of its rights established under this Lease.

         33. CONTROL OF COMMON AREAS AND PARKING FACILITIES BY LESSOR: All automobile parking areas, driveways, entrances and exits thereto, Common Areas and other facilities furnished by LESSOR, including all parking areas, truck way or ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, Common Areas and other areas and improvements provided by LESSOR for general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers, shall be at all times subject to the exclusive control and management of LESSOR and LESSOR shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas and improvements; to police same; from time to time to change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers; to close all or any portion of said areas of facilities to such extent as may, in the opinion of

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LESSOR'S  counsel be legally  sufficient to prevent a dedication  thereof or the accrual of any rights to any portion of the public areas, Common Areas or facilities; to discourage non-LESSEE parking; and to do and perform such other acts in and to said areas and improvements, as, in the sole judgment of LESSOR, the LESSOR shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers, LESSOR will operate and maintain the Common Areas and other facilities referred to in such reasonable manner as LESSOR shall determine from time to time. Without limiting the scope of such discretion, LESSOR shall have the full right and authority to designate a manager of the parking facilities and/or Common Areas and other facilities who shall have full authority to make and enforce rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking areas and/or Common Areas and other facilities. Reference in this Paragraph to parking areas and/or facilities shall in no way be construed as giving LESSEE hereunder any rights and/or privileges in connection with such parking areas and/or facilities unless such rights and/or privileges are expressly set forth in Paragraph 15 hereof.

         34. SURRENDER OF PREMISES: LESSEE agrees to surrender to LESSOR, at the end of the Term of this Lease and/or upon any cancellation of this Lease, said Leased Premises in as good condition as said Leased Premises were at the beginning of the Term of this Lease, ordinary wear and tear and damage by fire or other casualty not caused by LESSEE'S negligence, excepted. LESSEE agrees that if LESSEE does not surrender said Leased Premises to LESSOR at the end of the term of this Lease, then LESSEE will pay to LESSOR two (2) times the monthly rent paid in the final month of LESSEE'S term hereunder for each month that LESSEE holds over; (in addition, LESSEE shall pay all damages that LESSOR may suffer on account of LESSEE'S failure to so surrender to LESSOR possession of said Leased Premises, and will indemnify and save LESSOR harmless from and against all claims made by a succeeding tenant of said Leased Premises against LESSOR on account of delay of LESSOR in delivering possession of said Leased Premises to said succeeding tenants so far as such delay is occasioned by failure of LESSEE to so surrender said Leased Premises in accordance herewith or otherwise.)

         No receipt of money by LESSOR from LESSEE after termination of this Lease or the service of any notice of commencement of any suit of final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

         No act or thing done by LESSOR or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Leased Premises and no agreement to accept a surrender of the Leased Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of LESSOR.

         35. TAXES ON LESSEE'S PERSONAL, PROPERTY: LESSEE shall be responsible for and pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the LESSEE.

         36. PRIOR OCCUPANCY: If LESSEE, with LESSOR'S consent, shall occupy the Leased Premises prior to the beginning of the Lease Term specified in Paragraph 2 hereof, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, (and rent for such period shall be paid by LESSEE at the same rate herein specified.)

         37. SIGNS: LESSOR shall have the right to install signs on the interior or exterior of the Building and Leased Premises and/or change the Building's name or street address. For installation of signs by LESSEE, see Rules and Regulations. LESSEE does not have any right to and shall not install any sign on the exterior of the Building. Lessor hereby acknowledges on the outside of the building the Lessee is hereby granted the right of first refusal to put its name on the building subject to obtaining the necessary approvals from the Village of North Palm Beach.

         38. SHORT FORM LEASE: LESSEE shall, if so required by LESSOR any time, execute a short form Lease in recordable form setting forth the name of the Parties, the Term of the Lease (stating declaration of commencement of Lease Term called for in Paragraph 2), and the description of the Leased Premises.

         39. WAIVER OF TRIAL BY JURY: It is mutually agreed by and between LESSOR and LESSEE that the respective Parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other on any matter arising out of or in any way connected with this Lease, the relationship of LESSOR and LESSEE and LESSEE'S use of or occupancy of the Premises. LESSEE further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment or rent or any other payment required of LESSEE hereunder.

         40. DEFAULT UNDER OTHER LEASE: If the terms of any lease, other than this Lease, made by LESSEE for any other space in this Building shall be terminated or terminable after the making of this Lease because of any default by LESSEE under such other Lease, such default shall, ipso facto, constitute a default hereunder and empower LESSOR, at LESSOR'S sole option, to terminate this Lease as herein provided in the event of default. A default under any other Lease between Lessor and Lessee by Lessor shall also constitute a default under this lease.

         41. SEVERABILITY: If any term, provision, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such terms, provisions, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, provisions, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law. This Lease shall be construed in accordance with the laws of the State

                                                                  /s/ illegible
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
of Florida.

         42. TIME: It is understood and agreed between the Parties hereto that time is of the essence of all the terms, provisions, covenants and conditions of this Lease. Whenever the consent of LESSEE or LESSOR shall be required hereunder such consent shall not be unreasonably withheld or delayed.

         43. TENDER AND DELIVERY OF LEASE INSTRUMENT: Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrument becomes effective as a Lease upon execution and delivery by both LESSOR and LESSEE.

         44. WRITTEN AGREEMENT: This Lease contains the entire agreement between the Parties hereto and all previous negotiations leading thereto, and it may be modified only by an agreement in writing signed and sealed by LESSOR and LESSEE. No surrender of the Leased Premises or of the remainder of the terms of this Lease shall be valid unless accepted by LESSOR in writing. LESSEE acknowledges and agrees that LESSEE has not relied upon any statement, representation, prior written or prior or contemporaneous oral promises, agreements or warranties except such as are expressed herein.

         45. RADON GAS: Radon is a naturally occurring gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your County Public Health Unit.

         46. CONSTRUCTION: This Lease shall be construed in accordance with the laws of the State of Florida, with venue laid in Palm Beach County, Florida.

         47. DRUG FREE ENVIRONMENT: LESSEE acknowledges that it understands that LESSOR wishes to promote a Drug Free working environment and LESSEE will do all that it can to keep illegal drugs, chemical substances and paraphernalia from the property. LESSEE will not knowingly allow any person to use or possess any illegal substance on the property. Knowledgeable violation of this policy may, at the discretion of the LESSOR, be considered grounds for the termination of this Lease.

         48. OPTION TO RENEW: Provided the Lessee is not in default under any of the terms and conditions of this Lease, Lessee shall have the option to extend this lease for one additional 5 year term provided Lessee notifies Lessor on/or before June 30, 2001 that Lessee is exercising its option to extend. Should
Lessee exercise said option to extend all of the terms and conditions of this lease shall remain the same and the annual rental shall continue to increase based upon the Cost of Living increases as set forth herein on an annual basis. In the event the real estate taxes and/or the fire and casualty insurance on the leased premises or the building have increased between January 1, 1997 and June 30, 2001, then, in addition to the cost of living increases set forth herein, the per square foot base annual rental shall increase by the per square foot increase of the said real estate taxes and fire and casualty insurance premiums (i.e. should the taxes and insurance increase by $25,000.00, then the annual base rental would increase by $.50 per square foot determined by diving the increase by 50,000 square feet). Should the taxes and insurance increase at any time during the option period, then, in addition to the cost of living increases set forth herein, beginning with the next calendar year, the base annual rental shall be increased by the per square foot increase set forth in this paragraph.

         IN WITNESS WHEREOF, the Parties hereto have signed, and delivered this Lease in triplicate at Palm Beach County, Florida on the day and year first above written.

                                       LESSEE:

WITNESSES:                             FLORIDA ADMINISTRATORS, INC.
                                       a Florida Corporation

----------------------   ---------     By:/s/ illegible  V.P.
                         Date             ------------------------
---------------------
                                       LESSOR:

                                       701 U.S. 1, INC.
                                       A Florida Corporation

/s/ illegible            2/21/97
----------------------   ---------     By:/s/ illegible  V.P.
/s/ illegible            Date             ------------------------
---------------------

                                       GINN, SCHIRALLI GARY PARTNERSHIP
                                       A Florida General Partnership

/s/ illegible            2/21/97
----------------------   ---------     By:/s/ illegible  V.P.
/s/ illegible            Date             ------------------------
---------------------

EXHIBITS:
1. Exhibit A - Leased Premises (Suites)
2. Rules and Regulations

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                                   EXHIBIT "A"

SECOND FLOOR
------------

         All of second floor

THIRD FLOOR
-----------

         Suites 303, 304, 306 and 308

FOURTH FLOOR
------------

         Suite 400



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

                              RULES AND REGULATIONS
                                   EXHIBIT "B"

         The following Rules and Regulations, hereby accepted by LESSEE, are prescribed by LESSOR to enable LESSOR to provide, maintain, and operate, to the best of LESSOR'S ability, orderly, clean and desirable premises, building and parking facilities for the LESSEES therein at as economical a cost as reasonably possible and in as efficient a manner reasonably possible, to assure security for the protection of LESSEES so far as reasonably possible, and to regulate conduct in and use of said Premises, building and parking facilities in such manner as to minimize interference by others in the proper use of same by LESSEE.

         1. LESSEE, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, hallways or stairways of building or garage or place, empty or throw any rubbish, liner, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of LESSEE, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees.

         2. No sign, door plaque, advertisement or notice shall be displayed, painted or affixed by LESSEE, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees in or on any part of the inside of building, parking facilities or Leased Premises without prior written consent of LESSOR and then only of such color, size, character, style and material and in such places as shall be approved and designated by LESSOR. Signs on doors and entrances to Leased Premises shall be placed thereon by a contractor designated by LESSOR and paid for by LESSEE. LESSOR shall have the right to install signs on the interior or exterior of the Building and Leased Premises and/or change the Building's name or street address. For installation of signs by LESSEE, see Rules and Regulations. LESSEE does not have any right to and shall not install any sign on the exterior of the Building.

         3. LESSOR will maintain a Directory Board on the ground floor lobby of the building containing one name for each LESSEE. Additional listing will be limited to only those required by law or to those approved by LESSOR.

         4. LESSOR will not be responsible for lost or stolen personal property, equipment, money or any article taken from Leased Premises, building or parking facilities regardless of how or when loss occurs.

         5. LESSEE, shall not bring into building any inflammable fluids or explosives.

         6. LESSEE, its officers, agents, servants, or employees shall not use Leased Premises, building or parking facilities for housing, lodging or sleeping purposes. Cooking or preparation of food and refrigeration will be permitted in the existing employees kitchen and lounge area.

         7. LESSEE, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall not bring into parking facilities, building or Leased Premises or keep on Leased Premises any fish, fowl, reptile, insect or animal or into the building any bicycle or other vehicle, except baby carriages or wheelchairs, without the prior written consent of LESSOR.

         8. No additional locks shall be placed on any door in building without the prior written consent of LESSOR. LESSOR will furnish two keys to each lock on doors in the Leased Premises and LESSOR, upon request of LESSEE, shall provide additional duplicate keys at LESSEE'S expense. LESSOR may at all times keep a pass key to the Leased Premises. All keys shall be returned to LESSOR promptly upon termination of this Lease.

         9. LESSEE, its officers, agents, servants, or employees shall do no painting or decorating in Leased Premises; or mark, paint or cut into, nor in any way deface any part of Leased Premises or building without the prior written consent of LESSOR. If LESSEE desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of LESSEE with the approval and under the direction of LESSOR.

         10. LESSOR reserves the right to close building at 7:00 p.m., subject, however, to LESSEE'S right to 24 hour access and to require that person(s) entering the building identify themselves and establish their right to enter or to leave the building.

         11. LESSEE, its officers, agents, servants and employees shall not permit the operation of any musical or sound producing instruments or device which may be heard outside Leased Premises, building or parking facilities, or which may emanate electrical waves which will impair radio or televisions broadcasting or reception from or in building.

         12. LESSEE, its officers, agents, servants and employees shall, before leaving Leased Premises unattended, close and lock all doors and shut off all utilities; damages resulting from failure to do so shall be paid by LESSEE. Each LESSEE, before the closing of the day and leaving said Leased Premises, shall see that all doors are locked.

         13. All plate and other glass now in Leased Premises or building which is broken through cause attributable to LESSEE, its officers, agents, visitors or invitees shall be replaced by and at expense of LESSEE under the direction of LESSOR.

         14. LESSEE shall give LESSOR prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of Leased Premises.

         15. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no

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foreign  substance of any kind shall be thrown  therein,  and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by LESSEE who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors, or invitees shall have caused it.

         16. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the building, nor placed in the halls, corridors or vestibules without the prior written consent of LESSOR.

         17. Glass panel doors that reflect or admit light into the passageways or into any place in the building shall not be covered or obstructed by the LESSEE and LESSEE shall not permit, erect and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights or signs and advertising devices in front of or in proximity or interior and exterior windows, glass panels, or glass doors providing a view into the interior of the Leased Premises unless same shall have first been approved in writing by LESSOR.

         18. No space in the building or parking facilities shall, without the prior written consent of LESSOR, be used for manufacturing, public sales, or for the sale of merchandise, goods or property of any kind, or auction.

         19. Canvassing, soliciting and peddling in the building or parking facilities is prohibited and each LESSEE shall cooperate to prevent the same. In this respect, LESSEE shall promptly report such activities to the Building Manager's office.

         20. There shall not be used in any space, or in the public halls of the buildings, either by any LESSEE or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

         21. Neither LESSEE nor any officer, agent, employee, servant, patron, customer, visitor, licensee or invites of any LESSEE shall go upon the roof of the building without the written consent of the LESSOR.

         22. LESSEE shall not place any waste, trash, crates, boxes, etc., in the public hallways or any areas of the building or parking facilities. LESSEE shall insure that all wastes from Leased Premises are disposed of by placing them in the appropriate trash receptacles.

         23. LESSEES are cautioned in purchasing furniture and equipment that the size is limited to such as can be placed on the elevator and will pass through the doors of the Leased Premises. Large pieces should be made in parts and set up in the Leased Premises.

         24. LESSEE will be responsible for any ordinary damage to the Leased Premises, including carpeting and flooring, as a result of: rust or corrosion of file cabinets; roller chairs; metal objects; or, spills of any type of liquid.

         25. If the Premises demised to any LESSEE become infested with vermin, such LESSEE, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of LESSOR, and shall employ such exterminators therefor as shall be approved by LESSOR.

         26. LESSEE shall not install any antenna or aerial wires, or radio or television equipment, or any other type of equipment, inside or outside of the building, without LESSOR'S prior approval in writing and upon such terms and conditions as may be specified by LESSOR in each and every instance.

         27. LESSEE shall not make or permit any use of Leased Premises, building or parking facilities which, directly or indirectly, is forbidden by law, ordinance or governmental or municipal regulation, code or order, or which may be disreputable, or which may be dangerous to life, limb or property.

         28. LESSEE shall not advertise the business, profession or activities of LESSEE in any manner which violates the letter or spirit of any code or ethics adopted by any recognized association or organization pertaining therein, or use the name of the building for any purpose other than that of the business address of LESSEE, or use any picture or likeness of building or the building name in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material, without LESSOR'S express consent in writing.

         29. LESSEE, its officers, agents, employees, servants, patrons, customers, licensees, invitees and visitors shall not solicit business in the building's parking facilities or common areas, nor shall LESSEE distribute any handbills or other advertising matter in automobiles parked in the building's parking facilities.

         30. LESSEE shall not conduct its business and/or control of its officers, agents, employees, servants, patrons, customers, licensees, and visitors in such manner as to create any nuisance, or interfere with, annoy or disturb any other tenant or LESSOR in its operation of the building or commit waste or suffer or permit waste to be committed in Leased Premises, building or parking facilities.

         31. LESSEE shall permit LESSOR, or its agent, to enter Premises upon notice to LESSEE to make inspections, repairs, alterations or additions in or to Leased Premises or building, and at any time in event of emergency permit LESSOR to perform any acts related to the safety, protection, preservation, reletting, or improvement of Leased Premises or building.

         32. Janitorial services will be provided by LESSEE.

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